Exhibit 99.1

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is made and entered into as of January 23, 2017, between Hope Bancorp, Inc., a Delaware corporation (“Buyer”), and the undersigned shareholder (each, a “Shareholder”) of U & I Financial Corp., a Washington corporation (the “Company”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement (as defined below).

RECITALS

WHEREAS, Buyer and the Company propose to enter into an Agreement and Plan of Merger (as the same may be amended or supplemented from time to time, the “Merger Agreement”), pursuant to which the Company will be merged with and into Buyer, with Buyer as the surviving corporation (the “Merger”), and UniBank, a Washington state-chartered bank and wholly-owned subsidiary of the Company (“Company Bank”), will be merged with and into Bank of Hope, a California state-chartered bank and wholly-owned subsidiary of Buyer (“Buyer Bank”), with Buyer Bank as the surviving bank (the “Bank Merger”);

WHEREAS, as of the date hereof, each Shareholder is the record holder or beneficial owner of that number of shares of common stock, no par value, of the Company (“Company Common Stock”) set forth on such Shareholder’s signature page hereto; and

WHEREAS, each Shareholder is entering into this Agreement as a material inducement to, and in consideration of, Buyer’s willingness to enter into the Merger Agreement and consummate the Merger, Bank Merger and the other transactions contemplated by the Merger Agreement;

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. No Transfers of Subject Shares. Each Shareholder agrees that it shall not take or permit any action, prior to the earlier to occur of (a) the Effective Time and (b) the expiration or termination of the Merger Agreement in accordance with its terms (the “Expiration Date”), to directly or indirectly (a) sell, give, assign, transfer, exchange, pledge or otherwise dispose of or encumber, or make any offer or agreement relating to any of the foregoing with respect to, any shares of Company Common Stock now owned, beneficially or of record, or hereafter acquired by such Shareholder (“Subject Shares”), (b) deposit any Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Subject Shares or grant any proxy or power of attorney with respect thereto or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer, exchange or other disposition of or transfer of any interest in or the voting of any Subject Shares; provided, that a Shareholder may transfer or otherwise dispose of Subject Shares (i) to any member of the Shareholder’s immediate family, (ii) to a trust for the benefit of the Shareholder or any member of the Shareholder’s immediate family for estate planning purposes, (iii) in connection with or for the purpose of personal tax-planning, or (iv) for philanthropic purposes (collectively, “Permitted Transfers”); provided further, that any Permitted Transfers shall be permitted only if, as a precondition to such transfer, the transferee agrees to be bound by the terms of this Agreement and, if requested by Buyer, to execute a Proxy (as defined in Section 2.2 below).

2. Voting of Subject Shares.

2.1 Voting Agreement. Each Shareholder agrees that, prior to the Expiration Date, at any meeting of the Company’s shareholders, however called, and in any action by consent of the Company’s shareholders in lieu of a meeting, unless otherwise directed in writing by Buyer or unless Buyer or any of its affiliates otherwise exercise the Proxy (as defined below), such Shareholder will vote or cause to be voted all of such Shareholder’s Subject Shares:

(a) (i) in favor of (A) the approval of the Merger Agreement and the other transactions contemplated by the Merger Agreement and (B) any other matter that could be reasonably expected to facilitate the Merger and the Bank Merger; and (ii) against (A) the approval of any Acquisition Proposal or Superior Proposal and (B) any other matter that could be reasonably expected to impede, interfere with, delay, postpone, discourage or adversely affect the transactions contemplated by the Merger Agreement;

(b) against any action or agreement submitted for approval of the shareholders of the Company that would result in a breach of any representation, warranty, covenant or other obligation of the Company under the Merger Agreement or that could preclude fulfillment of a condition precedent under the Merger Agreement; and

(c) against any action or agreement submitted for approval of the shareholders of the Company that the Company is precluded from taking by the terms of the Merger Agreement,

provided that the foregoing applies, in the case of a Shareholder who is also a Director of the Company, solely to such Shareholder in his or her capacity as a shareholder of the Company and nothing herein shall prevent the Director from discharging his or her duties as a director serving on the Company’s Board of Directors.

Prior to the Expiration Date, such Shareholder will not enter into any agreement or understanding with any person or entity to vote or give instructions in any manner inconsistent with this Section 2.1.

2.2 Proxy. Contemporaneously with the execution of this Agreement, each Shareholder shall deliver to Buyer an executed proxy with respect to the Subject Shares in the form attached hereto as Exhibit A, which proxy shall be irrevocable to the fullest extent permitted by law (the “Proxy”); provided, that the Proxy shall not apply with respect to any vote on the Merger Agreement if the Merger Agreement is modified so as to reduce the amount of consideration or the form of consideration to be received by the Shareholders or the tax consequences of the receipt thereof under the Merger Agreement in its present form.

3. Covenants.

3.1 No Solicitation. From the date hereof until the Expiration Date, each Shareholder shall not, and shall not authorize or permit any agent or representative of such Shareholder to, directly or indirectly, initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, or negotiate or discuss, or enter into any agreement with respect to, any Acquisition Proposal or Superior Proposal (other than with Buyer and its affiliates); provided, that nothing in this Section 3 shall prevent a Shareholder that is a director of the Company, solely in such Shareholder’s capacity as a director of the Company, from engaging in any activity permitted under Section 7.05 of the Merger Agreement, subject to the limitations set forth therein.

3.2 No Opposition. Each Shareholder agrees that it shall not take, or cause to be taken, any action that is intended to, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement.

3.3 Consent and Waiver. Each Shareholder hereby gives any consents or waivers that are reasonably required or necessary to consummate the Merger under the terms of any agreement to which such Shareholder is a party.

3.4 Further Assurances. From time to time and without additional consideration, each Shareholder shall execute and deliver, or cause to be executed or delivered, before or after the Effective Time, such additional proxies, consents and other instruments and shall take such further actions as Buyer may reasonably request for the purpose of carrying out and furthering the intent of this Agreement and the Proxy.

3.5 Waiver of Dissenters’ Rights. Each Shareholder hereby irrevocably waives, and agrees not to exercise any, rights of appraisal or dissent relating to any of the Subject Shares arising pursuant to the Merger as afforded to such Shareholder pursuant to Chapter 23B.13 of the Washington Business Corporation Act or any other applicable Laws.

4. Representations and Warranties. Each Shareholder hereby represents and warrants to Buyer as follows:

4.1 Authority, Enforceability. Such Shareholder has full power and authority, and the legal capacity, to enter into, execute, deliver and perform such

Shareholder’s obligations under this Agreement and the Proxy, and to make the representations, warranties and covenants contained herein, and that, if applicable, all corporate or similar action required for the authorization, execution, delivery and the performance of all obligations of such Shareholder under this Agreement and the Proxy has been taken. This Agreement has been duly executed and delivered by such Shareholder and constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms. If such Shareholder is married, and such Shareholder’s Subject Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Shareholder’s spouse, enforceable against such person in accordance with its terms. The execution and delivery of this Agreement by such Shareholder does not, and the performance by such Shareholder of its obligations hereunder will not, constitute a violation of, conflict with, result in a default under (or an event which, with notice or lapse of time or both, would result in a default) under, or result in the creation of any lien on any of its Subject Shares under, (a) any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which such Shareholder is a party or by which such Subject Shares are bound, (b) any judgment, writ, decree, order or ruling affecting such Shareholder or its Subject Shares or (c) the organizational documents of such Shareholder to the extent such Shareholder is not an individual.

4.2 Subject Shares Owned. Such Shareholder is the sole record or beneficial owner of, and has good title to, all of the Subject Shares it owns as specified on such Shareholder’s signature page hereto. Such Shareholder has the sole right to vote all Subject Shares of which such Shareholder is the registered holder, and has the sole right to direct the vote of all Subject Shares of which such Shareholder is the beneficial owner. The Subject Shares are, and at all times up until the Expiration Date will be, free and clear of any liens, claims, options, charges or other encumbrances, including rights of first refusal, of any kind, and are not subject to preemptive rights created by any agreement to which such Shareholder is party or by which such Shareholder is bound. Except for options to purchase common stock of the Company as have been previously disclosed to Buyer, Shareholder does not directly or indirectly own any shares of the Company’s capital stock, or rights to acquire any shares of the Company’s capital stock or other securities of the Company, other than the Subject Shares listed on such Shareholder’s signature page hereto.

5. Miscellaneous.

5.1 Termination. This Agreement shall terminate automatically as of the Expiration Date; provided, that no such termination shall relieve any party of liability for breach hereof prior to termination.

5.2 Severability. If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement.

5.3 Amendment and Waiver. This Agreement or any provision hereof may be amended, modified, superseded, canceled, renewed, waived or extended only by an agreement in writing executed by Buyer and each Shareholder. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default.

5.4 Assignment. This Agreement and all rights and obligations hereunder are personal to each Shareholder and may not be transferred or assigned by such Shareholder at any time. Buyer may assign its rights, together with its obligations hereunder, to any parent, subsidiary, affiliate or successor of Buyer. This Agreement will be binding upon, and inure to the benefit of, the persons or entities who are permitted, by the terms of this Agreement, to be successors, assigns and personal representatives of the respective parties hereto.

5.5 Costs of Enforcement. If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings or otherwise, the non-prevailing party will pay all costs and expenses incurred by the prevailing party, including, all reasonable attorneys’ and experts’ fees.

5.6 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Buyer will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of each Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Buyer upon any such violation, Buyer shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Buyer at law or in equity.

5.7 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the following addresses or sent by electronic transmission, with confirmation received, to the facsimile numbers specified below (or at such other address or facsimile number for a party as shall be specified by like notice):

If to Buyer:	Hope Bancorp, Inc.
3200 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90010
Attention: Corporate Secretary
Facsimile: (213) 639-8001
Email: lisa.pai@bankofhope.com

with a copy to:

Morrison & Foerster LLP
707 Wilshire Boulevard
Los Angeles, CA 90017
Attention: Henry M. Fields
Facsimile: (213) 892-5454
Email: hfields@mofo.com

If to a Shareholder:	To the address set forth on beneath such Shareholder’s signature below.

5.8 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the subject matter hereof.

5.9 Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Washington without regard to the conflicts of laws provisions thereof. Each of the parties hereto (a) submits to the exclusive jurisdiction of the state and federal courts located in King County, State of Washington with respect to any claim or cause of action arising out of this Agreement or the transactions contemplated hereby and (b) agrees not to assert (by way of motion, as a defense or otherwise), in any legal proceeding arising out of this Agreement or the transactions contemplated hereby, any claim that such party is not subject personally to the jurisdiction of such court.

5.10 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.11 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the undersigned parties have executed this Voting Agreement as of the date first above written.

HOPE BANCORP, INC.

By:
Name:
Title:

SHAREHOLDER

By:
Name:
Address for Notice:

Facsimile:

Shares registered in Shareholder’s name:

Company Common Stock

Shares beneficially owned and name of record holder (if not by Shareholder):

Company Common Stock

(Print Name of Record Holder)

Consent of Spouse

I,                     , spouse of                      (“Shareholder”), have read and hereby approve the foregoing Voting Agreement (the “Agreement”). In consideration of the benefits to which Shareholder is entitled under the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Shareholder

EXHIBIT A

IRREVOCABLE PROXY

The undersigned shareholder of U & I Financial Corp., a Washington corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Kevin S. Kim and Lisa Pai, President and Secretary, respectively, of Hope Bancorp, Inc., a Delaware corporation (“Buyer”), and each of them, the attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the extent set forth below, to exercise all voting and other rights with respect to (a) the shares of common stock of the Company owned (of record or beneficially) by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (b) any and all other shares of common stock of the Company that the undersigned may acquire (of record or beneficially) after the date hereof (all such shares described in clause (a) or (b) being collectively referred to herein as the “Shares”). Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares.

This proxy is granted as a material inducement to, and in consideration of, Buyer’s willingness to enter into the Agreement and Plan of Merger (the “Merger Agreement”), dated as of the date hereof, between Buyer and the Company, which provides for the merger of the Company with and into Buyer (the “Merger”) and the merger of UniBank, a Washington state-chartered bank and wholly-owned subsidiary of the Company (“Company Bank”), with and into Bank of Hope, a California state-chartered bank and wholly-owned subsidiary of Buyer (“Buyer Bank”). This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement (the “Voting Agreement”), dated as of the date hereof, between Buyer and the undersigned. Capitalized terms used in this proxy that are not otherwise defined shall have the meanings ascribed thereto in the Voting Agreement.

The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date at any meeting of the Company’s shareholders, however called, and in any action by consent of the Company’s shareholders in lieu of a meeting:

(a) (i) in favor of (A) the approval of the Merger Agreement and the other transactions contemplated by the Merger Agreement and (B) any other matter that could be reasonably expected to facilitate the Merger and the Bank Merger; and (ii) against (A) the approval of any Acquisition Proposal or Superior Proposal and (B) any other matter that could be reasonably expected to impede, interfere with, delay, postpone, discourage or adversely affect the transactions contemplated by the Merger Agreement;

(b) against any action or agreement submitted for approval of the shareholders of the Company that would result in a breach of any

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representation, warranty, covenant or other obligation of the Company under the Merger Agreement or that could preclude fulfillment of a condition precedent under the Merger Agreement; and

(c) against any action or agreement submitted for approval of the shareholders of the Company that the Company is precluded from taking by the terms of the Merger Agreement.

Prior to the Expiration Date, at any meeting of the Company’s shareholders, however called, and in any action by consent of the Company’s shareholders in lieu of a meeting, the attorneys and proxies named above may, in their sole discretion, elect to abstain from voting on any matter covered by the foregoing subparagraphs (a) through (e).

The undersigned shareholder may vote the Shares on all other matters. This proxy shall not apply with respect to any vote on the Merger Agreement (including without limitation those matters set forth in subparagraphs (a) through (e) above) if the Merger Agreement is modified so as to reduce the amount of consideration or the form of consideration to be received by the undersigned shareholder or the tax consequences of the receipt thereof under the Merger Agreement in its present form.

This proxy will be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).

If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

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This proxy shall automatically terminate upon the Expiration Date.

Dated: January 23, 2017

(Signature of Shareholder)

(Print Name of Shareholder)

Shares registered in Shareholder’s name:

Company Common Stock

Shares beneficially owned and name of record holder (if not by Shareholder):

Company Common Stock

(Print Name of Record Holder)

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